Taxation	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Taxation
Note 9 - Taxation
Borr Drilling Limited is a Bermuda company not required to pay taxes in Bermuda on ordinary income or capital gains under a tax exemption granted by the Minister of Finance in Bermuda until March 31, 2035. We operate through various subsidiaries, affiliates and branches in numerous countries throughout the world and are subject to tax laws, policies, treaties and regulations, as well as the interpretation or enforcement thereof, in jurisdictions in which we or any of our subsidiaries, affiliates and branches operate, were incorporated, or otherwise considered to have a tax presence. Our income tax expense is based upon our interpretation of the tax laws in effect in various countries at the time that the expense was incurred.
Total pre-tax loss is comprised of the following by jurisdiction:

	For the Years Ended December 31,
(In $ millions)	2021	2020	2019
Bermuda	(68.1)	(76.4)	(390.7)
Foreign	(115.2)	(225.0)	102.8
Total	(183.3)	(301.4)	(287.9)
All income tax expense is attributable to foreign jurisdictions and is comprised of the following:

	For the Years Ended December 31,
(In $ millions)	2021	2020	2019
Current tax expense	10.2	15.1	9.9
Change in deferred tax	(0.5)	1.1	1.3
Total	9.7	16.2	11.2
Our annual effective tax rate for the year ended December 31, 2021 was approximately (5.30%), on a pre-tax loss of $183.3 million. Changes in our effective tax rate from period to period are primarily attributable to changes in the profitability or loss mix of our operations in various jurisdictions. As our operations continually change among numerous jurisdictions, and methods of taxation in these jurisdictions vary greatly, there is minimal direct correlation between the income tax provision/benefit and income/(loss) before taxes. A reconciliation of the Bermuda statutory tax rate to our effective rate is shown below:

	For the Years Ended December 31,
	2021	2020	2019
Bermuda statutory income tax rate	—%	—%	—%
Tax rates which are different from the statutory rate	(6.64)%	(6.49)%	(2.30)%
Adjustment attributable to prior years	1.60%	—%	—%
Change in valuation allowance	—%	1.57%	(1.29)%
Adjustments to uncertain tax positions	(0.26)%	(0.45)%	(0.30)%
Total	(5.30)%	(5.37)%	(3.89)%
The components of the net deferred taxes are as follows:

	As of December 31,
(In $ millions)	2021	2020
Deferred tax assets
Net operating losses	13.0	44.8
Excess of tax basis over book basis of property, plant and equipment	53.6	29.7
Other	16.0	10.7
Deferred tax asset	82.6	85.2
Less: Valuation allowance	(81.9)	(85.0)
Net deferred tax assets (1)	0.7	0.2
Deferred tax liabilities
Deferred tax liabilities	—	—
Net deferred tax asset	0.7	0.2
(1) Net deferred tax assets are recognized in "Other non-current assets" in the Consolidated Balance Sheets (see Note 17 - Other Non-Current Assets).
The deferred tax assets related to our net operating losses were primarily generated in the United Kingdom (as for the year ended December 31, 2021 $40.2 million relates to net operating losses in the United Kingdom) and will not expire. A tax rate change from 19% to 25% (from April 2023) was enacted in the UK during 2021. This increased the gross deferred tax asset by $19.0 million but had a nil net impact due to an offsetting valuation allowance. We recognize a valuation allowance for deferred tax assets when it is more-likely-than-not that the benefit from the deferred tax asset will not be realized. The amount of deferred tax assets considered realizable could increase or decrease in the near-term if estimates of future taxable income change.
We conduct business globally and, as a result, we file income tax returns, or are subject to withholding taxes, in various jurisdictions. In the normal course of business we are generally subject to examination by taxing authorities throughout the world, including major jurisdictions in which we operate or used to operate, such as Denmark, Egypt, Gabon, India, Israel, the Netherlands, Nigeria, Norway, Oman, Saudi Arabia, the United Kingdom, the United States, and Tanzania. We are no longer subject to examinations of tax matters for Paragon Offshore Limited (“Paragon”) legacy companies prior to 1999.
The following is a reconciliation of the liabilities related to our uncertain tax positions:

(In $ millions)	2021	2020
Unrecognized tax benefits, excluding interest and penalties, at January 1,	6.2	5.3
Additions for tax positions of prior year	—	0.9
Unrecognized tax benefits, excluding interest and penalties, at December 31,	6.2	6.2
Interest and penalties	4.6	4.2
Unrecognized tax benefits, including interest and penalties, at December 31,	10.8	10.4
The liabilities summarized in the table above are presented within "Other non-current liabilities" in the Consolidated Balance Sheets.
We include, as a component of our income tax provision, potential interest and penalties related to liabilities for our unrecognized tax benefits within our global operations. Interest and penalties resulted in an income tax expense of $0.4 million, $0.5 million and $0.3 million for the years ended December 31, 2021, 2020 and 2019, respectively.
As of December 31, 2021, the liabilities related to our unrecognized tax benefits, including estimated accrued interest and penalties, totaled $10.8 million, and if recognized, would reduce our income tax provision by $10.8 million. As of December 31, 2020, the liabilities related to our unrecognized tax benefits, including estimated accrued interest and penalties, totaled $10.4 million, and if recognized, would reduce our income tax provision by $10.4 million. It is reasonably possible that our existing liabilities related to our unrecognized tax benefits may increase or decrease in the next twelve months primarily due to the progression of open audits or the expiration of statutes of limitation. While the amounts provided are an estimate and subject to revision, we are not aware of any circumstances currently that would result in a material increase to the amounts provided for the risks identified at this time.